Exhibit 32.01 - Certification of Henry P. Linginfelter pursuant to 18 U.S.C. Section 1350

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

The undersigned, as the chief executive officer of Nicor Gas Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  the Form 10-Q for the quarterly period ended March 31, 2012 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nicor Gas Company.

Date: May 1, 2012	/s/ Henry P. Linginfelter
Chairman and Chief Executive Officer